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                                                                    EXHIBIT 10.2

                         THIRD AMENDMENT TO GUARANTEE

          THIRD AMENDMENT TO GUARANTEE, dated as of May 11, 1999 (this "Amendment"), to the Amended and Restated Guarantee, dated as of November 4,
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1997 (as amended by the First Amendment to Guarantee, dated as of July 8, 1998, the Second Amendment to Guarantee, dated as of December 22, 1998 and as the same may be further amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by MARINER POST-ACUTE NETWORK, INC. (formerly known as
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Paragon Health Network, Inc.), a Delaware corporation ("Mariner") and the other
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guarantors which are signatories thereto (Mariner and each such other guarantor, individually, a "Guarantor"; collectively, the "Guarantors"), in favor of THE
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CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Agent")
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for the lenders (the "Lenders") parties to the Amended and Restated Credit
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Agreement, dated as of November 4, 1997 (as amended, supplemented, extended or otherwise modified from time to time, the "Credit Agreement"), among FBTC
                                           ----------------
LEASING CORP., as Borrower, the Lenders and the Agent.


                             W I T N E S S E T H:
                             -------------------


          WHEREAS, pursuant to the Amended and Restated Guarantee, dated as of November 4, 1997, made by Guarantor and certain of its subsidiaries in favor of the Agent, Paragon Health Network, Inc. agreed to guarantee the prompt and complete performance of the Guaranteed Obligations (as defined in the Guarantee).

          WHEREAS, the Guarantor has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Guarantee be amended in the manner provided for in this Amendment; and

          WHEREAS, Chase Securities Inc. has agreed to act as the lead arranger and book manager in arranging the consents necessary for the effectiveness of this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Terms defined in the Guarantee and used herein
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shall, unless otherwise indicated, have the meanings given to them in the
Guarantee. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

          2.  Waiver of Section 11.1.  The Required Lenders hereby waive
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compliance by Mariner with each of the financial condition covenants contained in Section 11.1 of the Guarantee for the Reference Period ending March 31, 1999.
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                                                                               2


          3.  Amendment to Section 11.5(e).  Section 11.5(e) of the Guarantee is
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hereby amended by deleting the amount "$50,000,000" in the fifth line and substituting in lieu thereof the amount "$25,000,000".

          4.  Amendment to Section 11.5(f).  Section 11.5(f) of the Guarantee is
              ----------------------------
hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 11.5(f):

               "(f) (i) any sales of assets made prior to the Third Amendment Effective Date in compliance with this Agreement, (ii) the sale of any of the assets disclosed on the "Divestiture Update" page of the information presented at the Lender meeting held with Mariner on May 3, 1999, so long as the Net Cash Proceeds received by Mariner in connection with any such asset sale in this clause (ii) shall be at least equal to 90% of the minimum range price with respect to such asset as disclosed on such "Divestiture Update" page and (iii) with the approval of the Agent, the sale of any individual asset or related assets with a fair market value of less than or equal to $15,000,000."

          5.  Amendment to Section 11.7.  Section 11.7 of the Guarantee is
              -------------------------
hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 11.7:

               "11.7  Limitation on Capital Expenditures.  Make or commit to
                      ----------------------------------
     make (by way of the acquisition of securities of a Person or otherwise) any Capital Expenditures (Discretionary), except Capital Expenditures (Discretionary) of Mariner and its Subsidiaries made on or prior to March 31, 1999."

          6.  Amendment to Section 11.8(f).  Section 11.8(f) of the Guarantee is
              ----------------------------
hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 11.8(f):

               "(f) [INTENTIONALLY OMITTED];"

          7.  Amendment to Section 11.8(h).  Section 11.8(h) of the Guarantee is
              ----------------------------
hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 11.8(h):

               "(h) [INTENTIONALLY OMITTED];"

          8.  Amendment to Section 11.8(k).  Section 11.8(k) of the Guarantee is
              ----------------------------
hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 11.8(k):

               "(k) investments by Mariner or any of its Subsidiaries for the account of Mariner not to exceed during the term of this Guarantee the sum of (x) the amount all such investments on or prior to March 31, 1999 and
     (y) $5,000,000; and"
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                                                                               3

          9.  Amendment to Section 11.8(l).  Section 11.8(l) of the Guarantee is
              ----------------------------
hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 11.8(l):

               "(l) in addition to investments otherwise expressly permitted by this Section 11.8, investments by Mariner or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed during the term of this Guarantee the sum of (x) the amount all such investments on March 31, 1999 and (y) $5,000,000; provided, that in no event shall such sum exceed
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     $20,000,000 at any one time outstanding."

          10.  Amendment to Section 11.9.  Section 11.9 of the Guarantee is
               -------------------------
hereby amended by (a) deleting the word "or" the second time it appears in the tenth line and substituting in lieu thereof a comma and (b) adding at the end thereof and prior to the period the following:

     "or (d) amend, supplement, modify, extend or terminate (prior to the completion of its stated duration) any financial contract (other than with respect to Indebtedness) which action would result in the payment of any financial obligation by Mariner or any of its Subsidiaries outside of the ordinary course of business, or advance any payment obligations under, or make any optional payment or provide any security with respect to, any such financial contract"

          11.    Conditions to Effectiveness.  The amendments provided for
                 ---------------------------
herein shall become effective on the date the Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Guarantors and the waivers set forth in Paragraph 2 hereof shall be deemed to be effective as of March 31, 1999.

          12.    Representations and Warranties.  Mariner as of the date hereof
                 ------------------------------
and after giving effect to the amendment contained herein, hereby confirms, reaffirms and restates that representations and warranties made by it in Section 9 of the Guarantee; provided, that each reference to the Guarantee therein shall
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be deemed to be a reference to the Guarantee after giving effect to this
Amendment.

          13.  Payment of Expenses.   Mariner agrees to pay or reimburse the
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Agent for all of its out-of-pocket costs and expenses incurred in connection with this Amendment and the Third Amendment to the Amended and Restated Participation Agreement, dated as of the date hereof and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          14.  Reference to and Effect on the Operative Agreements; Limited
               ------------------------------------------------------------
Effect.  On and after the date hereof and the satisfaction of the conditions
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contained in paragraph 11 of this Amendment, each reference in the Guarantee to
"this Guarantee", "hereunder", "hereof" or
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                                                                               4

words of like import referring to the Guarantee, and each reference in the other Operative Agreements to "the Guarantee", "thereunder", "thereof" or words of like import referring to the Guarantee, shall mean and be a reference to the Guarantee as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Operative Documents, nor constitute a waiver of any provisions of any of the Operative Agreements. Except as expressly amended herein, all of the provisions and covenants of the Guarantee and the other Operative Agreements are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          15.  Counterparts.  This Amendment may be executed by one or more of
               ------------
the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          16.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                       MARINER POST-ACUTE NETWORK, INC., formerly known as Paragon Health Network, Inc.


                       By:_________________________________________
                        Title:
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AMERICAN-CAL MEDICAL SERVICES, INC.
AMS GREEN TREE, INC.
AMS PROPERTIES, INC.
CONNERWOOD HEALTHCARE, INC.
COORDINATED HOME HEALTH SERVICES, INC.
CORNERSTONE HEALTH MANAGEMENT COMPANY
EH ACQUISITION CORP.
EH ACQUISITION CORP. II
EH ACQUISITION CORP. III
EVERGREEN HEALTHCARE, INC.
EVERGREEN HEALTHCARE LTD., L.P.
GC SERVICES, INC.
GCI BELLA VITA, INC.
GCI CAMELLIA CARE CENTER, INC.
GCI COLTER VILLAGE, INC.
GCI EAST VALLEY MEDICAL & REHABILITATION CENTER, INC.
GCI FAITH NURSING HOME, INC.
GCI HEALTH CARE CENTERS, INC.
GCI JOLLEY ACRES, INC.
GCI PALM COURT, INC.
GCI PRINCE GEORGE, INC.
GCI REALTY, INC.
GCI REHAB, INC.
GCI SPRINGDALE VILLAGE, INC.
GCI THERAPIES, INC.
GCI VALLEY MANOR HEALTH CARE CENTER, INC.
GCI VILLAGE GREEN, INC.
GCI-CAL HEALTH CARE CENTERS, INC.
GCI-CAL THERAPIES COMPANY
GCI-WISCONSIN PROPERTIES, INC.
MARINER HEALTH MANAGEMENT COMPANY (f/k/a
 GRANCARE GPO SERVICES, INC.)
GRANCARE HOME HEALTH SERVICES, INC.
GRANCARE, INC.
GRANCARE NURSING SERVICES AND HOSPICE, INC.
GRANCARE OF MICHIGAN, INC.
GRANCARE OF NORTH CAROLINA, INC.
GRANCARE OF NORTHERN CALIFORNIA, INC.
GRANCARE SOUTH CAROLINA, INC.
GRANCARE TRADING, INC.
HERITAGE OF LOUISIANA, INC.
HMI CONVALESCENT CARE, INC.
HOSTMASTERS, INC.
NATIONAL HERITAGE REALTY, INC.
OMEGA/INDIANA CARE CORPORATION
RENAISSANCE MENTAL HEALTH CENTER, INC.
STONECREEK MANAGEMENT COMPANY, INC.

                                       By:____________________________
                                         Title:

AMERICAN PHARMACEUTICAL SERVICES, INC.
AMERICAN REHABILITY MANAGEMENT, INC.
AMERICAN REHABILITY SERVICES, INC.
AMERICAN SENIOR HEALTH SERVICES, INC.
APS HOLDING COMPANY, INC.
APS PHARMACY MANAGEMENT, INC.
BRIAN CENTER HEALTH & REHABILITATION/TAMPA, INC.
BRIAN CENTER HEALTH & RETIREMENT/ALLEGHANY, INC.
BRIAN CENTER HEALTH & RETIREMENT/BASTIAN, INC.
BRIAN CENTER HEALTH & RETIREMENT/WALLACE, INC.
BRIAN CENTER MANAGEMENT CORPORATION
BRIAN CENTER NURSING CARE/AUSTELL, INC.
BRIAN CENTER NURSING CARE/FINCASTLE, INC.
BRIAN CENTER NURSING CARE/HICKORY, INC.
BRIAN CENTER NURSING CARE/POWDER SPRINGS, INC.
BRIAN CENTER OF ASHEBORO, INC.
BRIAN CENTER OF CENTRAL COLUMBIA, INC.
BRIAN CENTERS HEALTH & RETIREMENT/WALLACE, INC.
DEVCON HOLDING COMPANY
EXTENDED ACUTE HOSPITALS OF AMERICA, INC.
GULF COAST PHYSICAL THERAPY GROUP, INC.
HOME HEALTH MANAGEMENT ASSOCIATES OF AMERICA, INC.
HOMECARE ASSOCIATES OF AMERICA, INC.
HOSPICE ASSOCIATES OF AMERICA, INC.
HOSPICE CARE OF TENNESSEE, INC.
HOSPICE MANAGEMENT PARTNERS, INC.
LC MANAGEMENT COMPANY
LCA OPERATIONAL HOLDING COMPANY
LCR, INC.
LIVING CENTERS DEVELOPMENT COMPANY
LIVING CENTERS - EAST, INC.
LIVING CENTERS HOLDING COMPANY
LIVING CENTERS LTCP DEVELOPMENT COMPANY
LIVING CENTERS OF TEXAS, INC.
LIVING CENTERS - ROCKY MOUNTAIN, INC.
LIVING CENTERS - SOUTHEAST DEVELOPMENT CORPORATION
LIVING CENTERS - SOUTHEAST, INC.
MED-CARE SALES AND RENTALS, INC.
MED-THERAPY REHABILITATION SERVICES, INC.
PROFESSIONAL RX SYSTEMS, INC.
PROGRESSIVE CARE CENTERS OF AMERICA, INC.
REHABILITY HEALTH SERVICES, INC.
REHABILITY HOSPITAL SERVICES, INC.
THERACARE HOME HEALTH AGENCY, INC.
THERAPY MANAGEMENT INNOVATIONS, INC.
TOICA, INC.
WORKHEALTH HEALTHCARE MANAGEMENT INC.
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By:                      __________________________
 Title: